Exhibit 99.1

ServiceNow Reports Financial Results for Third Quarter 2016

SANTA CLARA, Calif.--(BUSINESS WIRE)--October 26, 2016--ServiceNow (NYSE: NOW), the enterprise cloud company, today announced the financial results for its third quarter 2016.

Third Quarter 2016 Results:

  Total revenues of $357.7 million, an increase of 37% year-over-year.
  Billings of $404.3 million, an increase of 41% year-over-year (see the table entitled “Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation).
  GAAP net loss of $36.3 million, or loss of $0.22 per basic and diluted share.
  Non-GAAP net income of $39.5 million, or income of $0.24 per basic and $0.23 per diluted share (see the table entitled “Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation).
  Net cash provided by operating activities of $96.7 million.
  Free cash flow of $65.5 million, or 18% of total revenues (see the table entitled “Condensed Consolidated Statements of Cash Flows” for a reconciliation).

“We are very pleased with the third quarter results,” said Frank Slootman, chairman and chief executive officer, ServiceNow. “The company saw broad based contribution and large deal activity across all major sales regions and product segments.”

“Subscription billings were $363 million and grew 47% year-over-year, re-accelerating from 38% last quarter and 39% last year,” said Michael Scarpelli, chief financial officer, ServiceNow. “We now have 705 Global 2000 customers, an increase of 23 in the quarter, that pay us an average of $1 million per year.”

Financial Outlook

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense, amortization of purchased intangibles, legal settlements and business combination and other related costs (see the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation).

For the fourth quarter of 2016, we expect:

  Subscription revenues between $335 and $340 million, representing year-over-year growth between 37% and 39%.
  Professional services and other revenues of $41 million, representing year-over-year growth of 0%.
  Total revenues between $376 and $381 million, representing year-over-year growth between 32% and 33%.
  Subscription billings between $427 and $431 million, representing year-over-year growth between 34% and 36%.
  Professional services and other billings between $47 and $48 million, representing year-over-year growth between -2% and 0%.
  Total billings between $474 and $479 million, representing year-over-year growth between 30% and 31%.
  Subscription gross margin of approximately 84%, professional services and other gross margin of approximately 16%, and overall gross margin of approximately 77%.
  Operating margin of approximately 16%.
  Free cash flow margin of approximately 30%.
  Weighted average shares used to compute diluted net income per share of approximately 176 million shares.
  Net employee additions of approximately 275.

For full-year 2016, we expect:

  Subscription revenues between $1,212 and $1,217 million, representing year-over-year growth of 43%.
  Professional services and other revenues of $169 million, representing year-over-year growth of 7%.
  Total revenues between $1,381 and $1,386 million, representing year-over-year growth between 37% and 38%.
  Subscription billings between $1,454 and $1,458 million, representing year-over-year growth of 40%.
  Professional services and other billings between $176 and $177 million, representing year-over-year growth between 8% and 9%.
  Total billings between $1,630 and $1,635 million, representing year-over-year growth of 36%.
  Operating margin of approximately 13%.
  Free cash flow margin of approximately 24%.
  Weighted average shares used to compute diluted net income per share of approximately 173 million shares.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on Wednesday, October 26, 2016. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 91366810), or if outside North America, by dialing +1.508.637.5575 (passcode: 91366810). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com/.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 91366810), or if outside North America, by dialing +1.404.537.3406 (passcode: 91366810).

Statement regarding use of non-GAAP financial measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Our financial measures under GAAP include stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effects of these adjustments. We believe the presentation of operating results that exclude these items provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities plus cash paid for legal settlements, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of ongoing business operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

Total billings is calculated as revenue plus the change in total deferred revenue as presented on the statement of cash flows. We also provide the breakdown of billings information by subscription billings and professional services and other billings. These are calculated based on the respective revenue in each category plus the respective change in deferred revenues for each category. We believe billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

Emerging products include ServiceWatch, Discovery, Cloud Management, Orchestration, Event Management, HR, Security Operations, Customer Service Management, Performance Analytics, IT Business Management, Platform, and Governance, Risk and Compliance.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of forward-looking statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2015 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended September 30, 2016.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow enables service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Revenues:
Subscription	$318,934	$223,208	$877,035	$603,576
Professional services and other	38,722	37,942	127,812	116,254
Total revenues	357,656	261,150	1,004,847	719,830
Cost of revenues (1):
Subscription	61,566	46,053	170,707	133,889
Professional services and other	41,271	35,835	123,039	104,615
Total cost of revenues	102,837	81,888	293,746	238,504
Gross profit	254,819	179,262	711,101	481,326
Operating expenses (1):
Sales and marketing	166,491	117,899	511,607	364,530
Research and development	75,018	55,822	211,306	158,946
General and administrative	40,085	33,581	117,393	93,357
Legal settlements	—	—	270,000	—
Total operating expenses	281,594	207,302	1,110,306	616,833
Loss from operations	(26,775)	(28,040)	(399,205)	(135,507)
Interest expense	(8,389)	(7,839)	(24,746)	(23,124)
Interest income and other income (expense), net	1,783	(3,952)	4,745	1,273
Loss before provision for income taxes	(33,381)	(39,831)	(419,206)	(157,358)
Provision for income taxes	2,877	1,199	9	3,690
Net loss	$(36,258)	$(41,030)	$(419,215)	$(161,048)
Net loss per share - Basic and Diluted	$(0.22)	$(0.26)	$(2.56)	$(1.04)
Weighted-average shares used to compute net loss per share - Basic and Diluted	165,378,836	156,930,506	163,767,329	154,352,037

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Cost of revenues:
Subscription	$7,140	$5,951	$20,698	$17,183
Professional services and other	7,150	5,804	20,045	16,788
Sales and marketing	31,898	26,011	95,757	74,690
Research and development	21,376	18,130	62,956	51,703
General and administrative	13,523	9,215	35,004	29,167
Total	$81,087	$65,111	$234,460	$189,531

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2016	December 31, 2015
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$325,067	$412,305
Short-term investments	481,813	388,945
Accounts receivable, net	220,089	203,333
Current portion of deferred commissions	62,657	51,976
Prepaid expenses and other current assets	37,281	29,076
Total current assets	1,126,907	1,085,635
Deferred commissions, less current portion	44,597	33,016
Long-term investments	281,353	422,667
Property and equipment, net	176,106	144,714
Intangible assets, net	60,726	43,005
Goodwill	84,425	55,669
Other assets	39,000	22,346
Total assets	$1,813,114	$1,807,052

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,012	$37,369
Accrued expenses and other current liabilities	124,670	101,264
Current portion of deferred revenue	743,657	593,003
Total current liabilities	898,339	731,636
Deferred revenue, less current portion	18,048	10,751
Convertible senior notes, net	499,280	474,534
Other long-term liabilities	34,944	23,317
Stockholders’ equity	362,503	566,814
Total liabilities and stockholders’equity	$1,813,114	$1,807,052

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015

Cash flows from operating activities:
Net loss	$(36,258)	$(41,030)	$(419,215)	$(161,048)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	22,264	15,100	59,716	43,957
Amortization of premiums on investments	946	1,768	3,745	5,380
Amortization of deferred commissions	20,785	16,774	57,742	48,055
Amortization of debt discount and issuance costs	8,389	7,839	24,746	23,124
Stock-based compensation	81,087	65,111	234,460	189,531
Deferred income tax	1,331	—	(5,095)	—
Other	(1,389)	(1,153)	(857)	(5,393)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(22,728)	(16,642)	(15,761)	(5,303)
Deferred commissions	(30,793)	(21,336)	(79,190)	(54,168)
Prepaid expenses and other assets	(1,732)	(889)	(11,733)	(8,915)
Accounts payable	(8,353)	6,678	(8,625)	8,312
Deferred revenue	46,620	25,255	151,019	115,812
Accrued expenses and other liabilities	16,549	6,174	36,282	11,856
Net cash provided by operating activities(1)	96,718	63,649	27,234	211,200
Cash flows from investing activities:
Purchases of property and equipment	(31,183)	(20,768)	(84,112)	(62,588)
Business combinations, net of cash acquired	—	—	(34,297)	(1,100)
Purchases of other intangibles	—	—	(14,850)	—
Purchases of investments	(254,032)	(211,671)	(434,397)	(543,167)
Purchases of strategic investments	—	—	—	(10,000)
Sale of investments	173,403	104,269	266,288	242,631
Maturities of investments	59,932	56,972	218,452	203,632
Restricted cash	289	(474)	(322)	(408)
Net cash used in investing activities	(51,591)	(71,672)	(83,238)	(171,000)
Cash flows from financing activities:
Proceeds related to deferred payments on purchase of other intangibles	—	—	4,100	—
Payments related to deferred payments on purchase of other intangibles	(1,025)	—	(1,025)	—
Proceeds from employee stock plans	20,912	31,663	55,063	73,347
Taxes paid related to net share settlement of equity awards	(28,781)	(157)	(88,567)	(12,603)
Payments on financing obligation	(113)	(112)	(336)	(112)
Net cash (used in) provided by financing activities(1)	(9,007)	31,394	(30,765)	60,632
Foreign currency effect on cash and cash equivalents	(166)	348	(469)	(4,214)
Net increase (decrease) in cash and cash equivalents	35,954	23,719	(87,238)	96,618
Cash and cash equivalents at beginning of period	289,113	325,354	412,305	252,455
Cash and cash equivalents at end of period	$325,067	$349,073	$325,067	$349,073

Calculation of free cash flow (a non-GAAP measure):
Net cash provided by operating activities(1)	$96,718	$63,649	$27,234	$211,200
Purchases of property and equipment	(31,183)	(20,768)	(84,112)	(62,588)
Cash paid for legal settlements	—	—	267,500	—
Free cash flow	$65,535	$42,881	$210,622	$148,612

Calculation of free cash flow margin (a non-GAAP measure):
GAAP net cash provided by operating activities as % of revenue(1)	27%	24%	3%	29%
Purchases of property and equipment as % of revenue	(9%)	(8%)	(9%)	(8%)
Cash paid for legal settlements as a % of revenue	0%	0%	27%	0%
Free cash flow margin	18%	16%	21%	21%

(1) During the nine months ended September 30, 2016, we early adopted Accounting Standards Update 2016-09, "Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting," which addresses among other items, updates to the presentation and treatment of excess tax benefits related to stock-based compensation. We have adopted changes to the condensed consolidated statements of cash flows on a retrospective basis. This resulted in a $0.6 million increase in net cash provided by operating activities and a corresponding $0.6 million decrease in net cash provided by financing activities for the three months ended September 30, 2015, and a $1.2 million increase in net cash provided by operating activities and a corresponding $1.2 million decrease in net cash provided by financing activities for the nine months ended September 30, 2015.

ServiceNow, Inc.
Results of Operations GAAP to Non-GAAP Reconciliation
(in thousands except share and per share data)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016	September 30, 2015	Growth Rates	September 30, 2016	September 30, 2015	Growth Rates

Subscription revenues:
GAAP subscription revenues	$318,934	$223,208	43%	$877,035	$603,576	45%
Increase in subscription deferred revenue	43,798	22,994		149,750	116,755
Non-GAAP subscription billings	$362,732	$246,202	47%	$1,026,785	$720,331	43%

Professional services and other revenues:
GAAP professional services and other revenues	$38,722	$37,942	2%	$127,812	$116,254	10%
Increase (decrease) in professional services and other deferred revenue	2,822	2,261		1,269	(943)
Non-GAAP professional services and other billings	$41,544	$40,203	3%	$129,081	$115,311	12%

Total Revenues:
GAAP total revenues	$357,656	$261,150	37%	$1,004,847	$719,830	40%
Increase in total deferred revenue from consolidated statements of cash flows	46,620	25,255		151,019	115,812
Non-GAAP total billings	$404,276	$286,405	41%	$1,155,866	$835,642	38%

Cost of revenues:
GAAP subscription cost of revenues	$61,566	$46,053		$170,707	$133,889
Add back:
Stock-based compensation	(7,140)	(5,951)		(20,698)	(17,183)
Amortization of purchased intangibles (1)	(3,425)	(2,774)		(9,299)	(8,326)
Non-GAAP subscription cost of revenues	$51,001	$37,328		$140,710	$108,380

GAAP professional services and other cost of revenues	$41,271	$35,835		$123,039	$104,615
Add back:
Stock-based compensation	(7,150)	(5,804)		(20,045)	(16,788)
Non-GAAP professional services and other cost of revenues	$34,121	$30,031		$102,994	$87,827

Gross profit (loss):
GAAP subscription gross profit	$257,368	$177,155		$706,328	$469,687
Add back:
Stock-based compensation	7,140	5,951		20,698	17,183
Amortization of purchased intangibles	3,425	2,774		9,299	8,326
Non-GAAP subscription gross profit	$267,933	$185,880		$736,325	$495,196

GAAP professional services and other gross (loss) profit	$(2,549)	$2,107		$4,773	$11,639
Add back:
Stock-based compensation	7,150	5,804		20,045	16,788
Non-GAAP professional services and other gross profit	$4,601	$7,911		$24,818	$28,427

GAAP gross profit	$254,819	$179,262		$711,101	$481,326
Add back:
Stock-based compensation	14,290	11,755		40,743	33,971
Amortization of purchased intangibles	3,425	2,774		9,299	8,326
Non-GAAP gross profit	$272,534	$193,791		$761,143	$523,623

Operating expenses:
GAAP sales and marketing expenses	166,491	117,899		511,607	364,530
Add back:
Stock-based compensation	(31,898)	(26,011)		(95,757)	(74,690)
Amortization of purchased intangibles	(121)	(145)		(195)	(436)
Non-GAAP sales and marketing expenses	$134,472	$91,743		$415,655	$289,404

GAAP research and development expenses	75,018	55,822		211,306	158,946
Add back:
Stock-based compensation	(21,376)	(18,130)		(62,956)	(51,703)
Amortization of purchased intangibles	(455)	—		(758)	—
Non-GAAP research and development expenses	$53,187	$37,692		$147,592	$107,243

GAAP general and administrative expenses	40,085	33,581		117,393	93,357
Add back:
Stock-based compensation	(13,523)	(9,215)		(35,004)	(29,167)
Amortization of purchased intangibles (1)	(272)	(24)		(646)	(70)
Business combination and other related costs	(17)	—		(962)	—
Non-GAAP general and administrative expenses	$26,273	$24,342		$80,781	$64,120

GAAP legal settlements	$—	$—		$270,000	$—
Add back:
Legal settlements	—	—		(270,000)	—
Non-GAAP legal settlements	$—	$—		$—	$—

Income (loss) from operations:
GAAP loss from operations	(26,775)	(28,040)		(399,205)	(135,507)
Add back:
Stock-based compensation	81,087	65,111		234,460	189,531
Amortization of purchased intangibles (1)	4,273	2,943		10,898	8,832
Business combination and other related costs	17	—		962	—
Legal settlements	—	—		270,000	—
Non-GAAP income from operations	$58,602	$40,014		$117,115	$62,856

Net income (loss):
GAAP net loss	(36,258)	(41,030)		(419,215)	(161,048)
Add back:
Stock-based compensation	81,087	65,111		234,460	189,531
Amortization of purchased intangibles (1)	4,273	2,943		10,898	8,832
Business combination and other related costs	17	—		962	—
Legal settlements	—	—		270,000	—
Amortization of debt discount and issuance costs for the convertible senior notes	8,389	7,839		24,746	23,124
Income tax expense effects related to the above adjustments (1)	(17,977)	(9,873)		(42,262)	(25,642)
Non-GAAP net income	$39,531	$24,990		$79,589	$34,797

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.22)	$(0.26)		$(2.56)	$(1.04)
Non-GAAP net income per share - basic	$0.24	$0.16		$0.49	$0.23
Non-GAAP net income per share - diluted	$0.23	$0.15		$0.46	$0.21

Weighted-average shares used to compute net income (loss) per share - basic	165,378,836	156,930,506		163,767,329	154,352,037

GAAP weighted-average shares used to compute net loss per share - diluted	165,378,836	156,930,506		163,767,329	154,352,037
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	8,643,420	11,620,665		9,097,348	13,495,586
Non-GAAP weighted-average shares used to compute net income per share - diluted	174,022,256	168,551,171		172,864,677	167,847,623

(1) The Non-GAAP amounts presented for the three and nine months ended September 30, 2015 have been revised to exclude the amortization of other intangibles and their related tax effects.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2016. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company's Annual Report on Form 10-K filed on February 25, 2016, and the company's Form 10-Q for the three months ended September 30, 2016 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended	Growth rates
	December 31, 2016	December 31, 2015

GAAP subscription revenue	$335 - $340 million	$245 million	37% - 39%

Increase in subscription deferred revenue	91 - 92 million	73 million

Non-GAAP subscription billings	$427 - $431 million	$318 million	34% - 36%

GAAP professional services and other revenue	$41 million	$41 million	0%

Increase in professional services and other deferred revenue	6 - 7 million	7 million

Non-GAAP professional services and other billings	$47 - $48 million	$48 million	(2%) - 0%

GAAP total revenue	$376 - $381 million	$286 million	32% - 33%

Increase in total deferred revenue from consolidated statements of cash flows	98 million	80 million

Non-GAAP total billings	$474 - $479 million	$366 million	30% - 31%

GAAP subscription gross margin	81%

Stock-based compensation expense	2%

Amortization of purchased intangibles	1%

Non-GAAP subscription gross margin	84%

GAAP professional services and other gross margin	1%

Stock-based compensation expense	15%

Non-GAAP professional services and other gross margin	16%

GAAP total gross margin	72%

Stock-based compensation expense	4%

Amortization of purchased intangibles	1%

Non-GAAP total gross margin	77%

GAAP operating margin	(6%)

Stock-based compensation expense	21%

Amortization of purchased intangibles	1%

Non-GAAP operating margin	16%

GAAP net cash provided by operating activities as % of revenue	37%

Purchases of property and equipment as % of revenue	(7%)

Non-GAAP free cash flow margin	30%

GAAP weighted-average shares used to compute net loss per share - diluted	167 million

Effect of dilutive securities (stock options, restricted stock units)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	176 million

	Twelve Months Ended	Twelve Months Ended	Growth rates
	December 31, 2016	December 31, 2015
GAAP subscription revenue	$1,212 - $1,217 million	$848 million	43%

Increase in subscription deferred revenue	241 - 242 million	190 million

Non-GAAP subscription billings	$1,454 - $1,458 million	$1,038 million	40%

GAAP professional services and other revenue	$169 million	$157 million	7%

Increase in professional services and other deferred revenue	7 - 8 million	6 million

Non-GAAP professional services and other billings	$176 - $177 million	$163 million	8% - 9%

GAAP total revenue	$1,381 - $1,386 million	$1,005 million	37% - 38%

Increase in total deferred revenue from consolidated statements of cash flows	249 million	196 million

Non-GAAP total billings	$1,630 - $1,635 million	$1,201 million	36%

GAAP operating margin	(30%)

Stock-based compensation expense	23%

Amortization of purchased intangibles	1%

Legal settlements	19%

Non-GAAP operating margin	13%

GAAP net cash provided by operating activities as % of revenue	13%

Purchases of property and equipment as % of revenue	(8%)

Cash paid on legal settlements as a % of revenue	19%

Non-GAAP free cash flow margin	24%

GAAP weighted-average shares used to compute net loss per share - diluted	164 million

Effect of dilutive securities (stock options, restricted stock units)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	173 million

CONTACT:
ServiceNow
Media Contact:
Joanne Blum, 310-489-7278
press@servicenow.com
or
Investor Contact:
ir@servicenow.com